                                                                    EXHIBIT 99.2

Lehman Brothers

                                   YIELD TABLE

                            SETTLE AS OF 07/25/02


               ----------------------------------------------------
                              BOND SUMMARY - BOND A1
               ----------------------------------------------------
                  FIXED COUPON: 4.810

                  ORIG BAL::    68,704,000

                  FACTOR:       1.0000000
                  FACTOR DATE:  07/25/02       NEXT PMT: 08/25/02
                  DELAY:      24       CUSIP:
               ----------------------------------------------------

                   -------------  ----------------------------
                                             11.00 CPR


                   -------------  ----------------------------
                       PRICE          YIELD        DURATION
                   -------------  ----------------------------
                       85-00          8.223         4.404
                       85-08          8.157
                       85-16          8.091
                       85-24          8.025

                       86-00          7.960
                       86-08          7.895         4.468
                       86-16          7.831
                       86-24          7.767
                       87-00          7.703

                       87-08          7.640
                       87-16          7.577         4.531
                       87-24          7.514
                       88-00          7.452
                       88-08          7.390

                       88-16          7.328
                       88-24          7.267         4.593
                       89-00          7.206
                       89-08          7.145
                       89-16          7.085

                       89-24          7.025
                       90-00          6.966         4.655
                       90-08          6.906
                       90-16          6.847
                       90-24          6.789

                       91-00          6.730
                       91-08          6.672         4.717
                       91-16          6.615
                       91-24          6.557
                       92-00          6.500
                       92-08          6.443
                   -------------  ----------------------------

                   AVERAGE LIFE              6.710
                    FIRST PAY             08/25/02
                    LAST PAY              12/25/25
                   -------------  ----------------------------



--------------------------------------------------------
TREASURY BENCHMARKS      3.6Yr    IS 2.5       3.5yr sw
--------------------------------------------------------
             Yield      3.7632    1.8400        4.0553
           Coupon       5.5000    6.6250       13.3750
--------------------------------------------------------


-------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the
use of this information.                                                 Page 1

                                   YIELD TABLE

                            SETTLE AS OF 07/25/02

                   -------------  ----------------------------
                                          11.00 CPR


                   -------------  ----------------------------
                       PRICE          YIELD        DURATION
                   -------------  ----------------------------
                       92-16          6.387         4.778
                       92-24          6.330
                       93-00          6.275
                       93-08          6.219
                       93-16          6.164
                       93-24          6.108         4.839
                       94-00          6.054
                       94-08          5.999
                       94-16          5.945
                       94-24          5.891
                       95-00          5.837         4.900
                   -------------  ----------------------------
                   AVERAGE LIFE              6.710
                    FIRST PAY             08/25/02
                    LAST PAY              12/25/25
                   -------------  ----------------------------







--------------------------------------------------------
TREASURY BENCHMARKS      3.6Yr    IS 2.5       3.5yr sw
--------------------------------------------------------
             Yield      3.7632    1.8400        4.0553
           Coupon       5.5000    6.6250       13.3750
--------------------------------------------------------


-------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the
use of this information.                                                 Page 2

Lehman Brothers

                                   YIELD TABLE

                            SETTLE AS OF 07/25/02


               ----------------------------------------------------
                              BOND SUMMARY - BOND A1
               ----------------------------------------------------
                  FIXED COUPON: 4.810

                  ORIG BAL::    68,704,000

                  FACTOR:       1.0000000
                  FACTOR DATE:  07/25/02       NEXT PMT: 08/25/02
                  DELAY:      24       CUSIP:
               ----------------------------------------------------


                   -------------  ----------------------------
                                          26.00 CPR


                   -------------  ----------------------------
                       PRICE          YIELD         DURATION
                   -------------  ----------------------------
                      99-24+          4.824         2.479
                      99-25           4.817
                      99-25+          4.811
                      99-26           4.805
                      99-26+          4.798
                      99-27           4.792         2.481
                      99-27+          4.786
                      99-28           4.780
                      99-28+          4.773
                      99-29           4.767
                      99-29+          4.761         2.483
                      99-30           4.754
                      99-30+          4.748
                      99-31           4.742
                      99-31+          4.736
                      100-00          4.729         2.484
                      100-00+         4.723
                      100-01          4.717
                      100-01+         4.711
                      100-02          4.704
                      100-02+         4.698         2.486
                      100-03          4.692
                      100-03+         4.686
                      100-04          4.679
                      100-04+         4.673
                      100-05          4.667         2.488
                      100-05+         4.661
                      100-06          4.654
                      100-06+         4.648
                   -------------  ----------------------------
                   AVERAGE LIFE              2.822
                     FIRST PAY            08/25/02
                     LAST PAY             10/25/09
                   -------------  ----------------------------


--------------------------------------------------------
TREASURY BENCHMARKS      3.6Yr    IS 2.5       3.5yr sw
--------------------------------------------------------
             Yield      3.7632    1.8400        4.0553
           Coupon       5.5000    6.6250       13.3750
--------------------------------------------------------


-------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the
use of this information.                                                 Page 2

 Lehman Brothers

                                   YIELD TABLE

                            SETTLE AS OF 07/25/02


               ----------------------------------------------------
                              BOND SUMMARY - BOND A1
               ----------------------------------------------------
                  FIXED COUPON: 4.810

                  ORIG BAL::    68,704,000

                  FACTOR:       1.0000000
                  FACTOR DATE:  07/25/02       NEXT PMT: 08/25/02
                  DELAY:      24       CUSIP:
               ----------------------------------------------------

                   -------------  ----------------------------
                                            36.00 CPR


                   -------------  ----------------------------
                        PRICE       YIELD           DURATION
                   -------------  ----------------------------
                       100-00        4.677             1.768
                       100-08        4.536
                       100-16        4.397
                       100-24        4.257
                       101-00        4.119

                       101-08        3.981             1.789
                       101-16        3.844
                       101-24        3.707
                       102-00        3.571
                       102-08        3.436

                       102-16        3.301             1.810
                       102-24        3.167
                       103-00        3.034
                       103-08        2.901
                       103-16        2.769

                       103-24        2.638             1.831
                       104-00        2.507
                       104-08        2.376
                       104-16        2.247
                       104-24        2.118

                       105-00        1.989             1.852
                       105-08        1.861
                       105-16        1.734
                       105-24        1.607
                       106-00        1.481

                       106-08        1.355             1.872
                       106-16        1.230
                       106-24        1.106
                       107-00        0.982
                       107-08        0.859
                   -------------  ----------------------------
                       AVERAGE LIFE           1.942
                       FIRST PAY           08/25/02
                       LAST PAY            07/25/07
                   -------------  ----------------------------


--------------------------------------------------------
TREASURY BENCHMARKS      3.6Yr    IS 2.5       3.5yr sw
--------------------------------------------------------
             Yield      3.7632    1.8400        4.0553
           Coupon       5.5000    6.6250       13.3750
--------------------------------------------------------


-------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the
use of this information.                                                 Page 1

                                   YIELD TABLE


                             SETTLE AS OF 07/25/02




                   -------------  ----------------------------
                                             36.00 CPR


                   -------------  ----------------------------
                       PRICE        YIELD         DURATION
                   -------------  ----------------------------
                      107-16       0.736           1.892
                      107-24       0.614
                      108-00       0.492
                      108-08       0.371
                      108-16       0.250
                      108-24       0.130           1.913
                      109-00       0.010
                      109-08       -0.109
                      109-16       -0.227
                      109-24       -0.345
                      110-00       -0.463          1.933
                   -------------  ----------------------------
                   AVERAGE LIFE             1.942
                     FIRST PAY           08/25/02
                      LAST PAY           07/25/07
                   -------------  ----------------------------







--------------------------------------------------------
TREASURY BENCHMARKS      3.6Yr    IS 2.5       3.5yr sw
--------------------------------------------------------
             Yield      3.7632    1.8400        4.0553
           Coupon       5.5000    6.6250       13.3750
--------------------------------------------------------


-------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the
use of this information.                                                 Page 2